UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2017

LEHMAN BROTHERS HOLDINGS INC. PLAN TRUST

(Exact name of registrant as specified in its charter)

Delaware	1-9466	30-6315144
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Park Avenue

New York, New York

10172

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 285-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 Regulation FD Disclosure.

As previously disclosed, on September 15, 2008, Lehman Brothers Holdings Inc. (“LBHI”) filed a voluntary petition for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Together with the Chapter 11 cases thereafter filed by certain subsidiaries (collectively with LBHI, the “Debtors”), the cases are being jointly administered under the case caption In re Lehman Brothers Holdings Inc., et. al., Case Number 08-13555 (the “Chapter 11 Proceeding”) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. On March 6, 2012, the Modified Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors (the “Plan”) became effective.

As contemplated under the Plan, on September 27, 2017, LBHI, the Plan Administrator, filed the Quarterly Financial Report as of June 30, 2017 of LBHI and Other Debtors and Debtor-Controlled Entities (collectively, the “Company”) with the Bankruptcy Court. A copy of the court filing is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Financial and Operating Data

The Company cautions the reader not to place undue reliance upon the information contained in the Quarterly Financial Report, as it is not prepared for the purpose of providing the basis for an investment decision directly or indirectly relating to the Company or any of its securities. The Quarterly Financial Report is not prepared in accordance with U.S. generally accepted accounting principles, is not audited or reviewed by independent accountants, will not be subject to audit or review by external auditors at any time in the future, is in a format consistent with applicable bankruptcy laws, and is subject to future adjustments and reconciliations. There can be no assurances that the Quarterly Financial Report is accurate or complete. The Quarterly Financial Report contains a further description of limitations on the information contained therein. The Quarterly Financial Report also contains information which might not be indicative of the Company’s financial condition. Results set forth in the Quarterly Financial Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations, and business that is not historical information. Forward-looking statements reflect the Company’s current views with respect to future events as well as various estimates, assumptions and comparisons based on available information up to the date of this report, many of which are subject to risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of the Company and members of its management. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements. These statements speak only as of the date hereof and involve known and unknown risks, uncertainties and other factors, including factors which are outside the Company’s control, which may cause the Company’s actual condition, results, performance or achievements to be materially different from any future condition, results, performance or achievements expressed or implied by these forward-looking statements. Such factors include, without limitation, the potential adverse impact of the Chapter 11 Proceeding on the Company’s liquidity or results of operations. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, but reserves the right to do so. Readers of this report should not place undue reliance on these forward-looking statements.

The Company’s informational filings with the Bankruptcy Court, including the Quarterly Financial Report included in Exhibit 99.1, are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. Such informational filings may be available electronically, for a fee, through the Bankruptcy Court’s Internet world wide web site (www.nysb.uscourts.gov), and/or free of cost, at a world wide web site maintained by the Company’s Bankruptcy Court-approved noticing agent (www.lehman-docket.com).

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Quarterly Financial Report as of June 30, 2017 of Lehman Brothers Holdings Inc. and Other Debtors and Debtor-Controlled Entities

EXHIBIT INDEX

Exhibit No.	Description

99.1	Quarterly Financial Report as of June 30, 2017 of Lehman Brothers Holdings Inc. and Other Debtors and Debtor-Controlled Entities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Lehman Brothers Holdings Inc. Plan Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC. PLAN TRUST By Lehman Brothers Holdings Inc. as Plan Administrator

Date: September 27, 2017	By:	/s/ Kristine Dickson
	Name:	Kristine Dickson
	Title:	Chief Financial Officer